EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                              OF SWISS MEDICA, INC.
                           PURSUANT TO 18 USC ss. 1350


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of Swiss Medica, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2006


By: /s/ RAGHUNATH KILAMBI
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Raghunath Kilambi,
Chief Executive Officer